                                                                    EXHIBIT 10.6

                                    WARRANT

                                                               WARRANT NO.   2
                                                                           -----

               THIS WARRANT OR THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT, OR THE SHARES ISSUABLE HEREUNDER, MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION THEREUNDER.

                            EXTREME NETWORKS, INC.

                       WARRANT TO PURCHASE COMMON STOCK
                           Void after April 3, 2002

          This certifies that, for value received, 3Com Corporation or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from Extreme Networks, Inc. (the "Company"), a Delaware corporation, 1,500,000 shares (such number of shares being referred to herein as the "Original Amount") of the Common Stock of the Company (the "Common Stock"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the notice of exercise form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The Original Amount, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

          1.   Term of Warrant.
               ---------------

               (a) Subject to the terms and conditions set forth herein and compliance with any applicable regulatory requirements, this Warrant shall be exercisable, in whole or in part, at any time during the term commencing on April 3, 2000 and ending at 5:00 p.m., Pacific standard time, on April 3, 2002 (the "Expiration Date"), and, except as otherwise provided herein, shall be void thereafter. This Warrant shall expire earlier upon the closing of an event in which more than fifty percent (50%) of the Company's assets or capital stock is acquired by or merged into another corporation that is not under direct or indirect control of the persons who are the shareholders of the Company immediately prior to such acquisition or merger, provided that Holder is given at least 20 days prior written notice of such acquisition or merger in which to exercise this Warrant in advance of its expiration.

               (b) In the event that the Expiration Date of this Warrant falls on a day which is not a Business Day, the Expiration Date shall be adjusted to the Business Day immediately following such Expiration Date. As used herein, the term "Business Day" means each day other than a Saturday, Sunday or other day on which banks in the location of the principal office of the Company are legally authorized to close.

     2.   Exercise Price. The Exercise Price at which this Warrant may be
          --------------
exercised shall be $79.00 per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof (the "Exercise Price").



     3.   Exercise of Warrant.
          -------------------

          (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part subject to compliance with applicable regulatory requirements, at any time and from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and
(ii), of an amount equal to the then applicable Exercise Price per share multiplied by the number of shares then being purchased. For so long as the Company remains a publicly listed company, the Holder may pay the Exercise Price of the Warrant (i) by surrendering to the Company shares of the Company's Common Stock having a value equal to the Exercise Price of the Warrant being exercised or (ii) by directing the Company to apply toward payment of the Exercise Price from the number of shares of the Common Stock for which the Warrant is being exercised, shares of the Common Stock having a value equal to the Exercise Price of the Warrant being exercised. For purposes of this Section 3, the value of each share of Common Stock shall be the average of the daily closing prices of the Common Stock for the five consecutive Trading Days ending on the Trading Day preceding the date of such exercise. As used herein the term "Trading Days" with respect to Common Stock means (i) if the Common Stock is quoted on the NASDAQ Stock Markets, Inc. any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

          (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company, at its expense, shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company, at its expense, will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     4.   Fractional Shares. No fractional shares will be issued in connection
          -----------------
with any exercise of this Warrant, and the number of shares to which the Holder is entitled upon exercise of this Warrant shall be rounded down to the nearest whole number.

     5.   Replacement of Warrant. On receipt of evidence reasonably
          ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6.   No Rights as Stockholder. Subject to Sections 9 and 11 of this
          ------------------------
Warrant, the Holder shall not be entitled to vote or receive dividends pursuant to this Warrant or be deemed the holder of Common Stock pursuant to this Warrant, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     7.   Transfer of Warrant. As this warrant is issued in furtherance of the
          -------------------
relationship between the Company and the initial Holder, this warrant may not be transferred without the written approval of the Company, which consent may be withheld for any reason.

          (a) The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

          (c) This Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          (d) On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

          (e) The Holder of this Warrant, by acceptance hereof, acknowledges that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except in compliance with the registration requirements of the Act, subject, nevertheless, to the disposition of the Holder's property being at all times within its control.

          (f) This Warrant and all shares of Common Stock issued upon exercise hereof (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION THEREUNDER.

     8.   Reservation of Stock; Stock Fully Paid. The Company covenants that
          --------------------------------------
during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificates of Incorporation (the "Certificates") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant and will refrain from effecting any amendment to the Certificates which in any manner would affect the rights or privileges of the holders of its Common Stock. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     9.   Notices.
          -------

          (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

          (b) In case: (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

               (ii) of any capital reorganization of the Company, any stock split or subdivision, or reverse stock split or combination, or any similar event involving the Common Stock, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any sale, transfer or other conveyance of all or substantially all of the assets of the Company to another corporation, or

               (iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which a record is to be taken for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date therein specified.

          (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

     10.  Amendments.
          ----------

          (a) This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     11.  Adjustments.
          -----------

          (a) The Exercise Price and the number of shares purchasable hereunder shall be subject to adjustment from time to time as follows:

               (i) The Exercise Price shall be adjusted from time to time in the case of any stock split, subdivision of the number of shares of the Common Stock or similar event involving Common Stock (a "Split") or any reverse stock split, combination or similar event involving the Common Stock (a "Combination") and, accordingly, the Exercise Price shall be proportionately decreased in the case of a Split or increased in the case of a Combination, as of the close of business on the date the Split or Combination becomes effective, computed to the nearest cent.

               (ii) In case of any reclassification or change of outstanding shares of Common Stock (except a split or combination, or a change in par value, or a change from par value to no par value, or a change from no par value to par value), or in case of any consolidation or merger to which the Company is a party (other than a consolidation or merger that results in the termination of this Warrant under Section 1 or in which the Company is the surviving corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Company) or any sale, transfer or other conveyance of all or substantially all of the Company's assets, the Company, or its successor, as the case may be, shall assume, by written instrument executed and delivered to the registered holder of this Warrant at such Holder's address shown on the registration books of the Company the obligation to deliver to the Holder of this Warrant, upon due exercise thereof, the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by a Holder of the number of shares which would have been issued to such Holder had this Warrant been exercised immediately prior thereto.

               As evidence of the kind and amount of stock or other securities or property which shall be issuable upon the exercise of this Warrant after any such reclassification, change, consolidation, merger, sale, transfer or conveyance, the Company shall maintain in its records at its principal office a certificate of any firm of independent public accountants (who may be the regular auditors retained by the Company) with respect thereto.

               The provisions of this clause (ii) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales, transfers or conveyances.

               Upon any adjustment of the Exercise Price herein above provided for, the number of shares issuable upon exercise of this Warrant shall be changed to the number of shares calculated to the next highest whole share obtained by dividing (A) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise prior to such adjustment by (B) the Exercise Price in effect immediately after such adjustment.

               (iii) Whenever the Exercise Price or the number of shares purchasable upon the exercise of this Warrant is adjusted as herein provided, the Company shall:

                      (A) forthwith place on file at its office a certificate signed by the chief financial officer of the Company, showing in appropriate detail the facts requiring such adjustment, the computation thereof, the Exercise Price after such adjustment, and the number of shares purchasable upon the exercise of this Warrant after such adjustment with respect to each share originally purchasable upon exercise hereof, and shall exhibit the same from time to time to any holder of this Warrant desiring an inspection thereof, and

                      (B) within ten (10) days thereafter cause a notice to be mailed to the Holder hereof at its address shown in the registration books of the Company stating that such adjustment has been effected and the adjusted Exercise Price and the number of shares purchasable as aforesaid.

               (iv) Irrespective of any adjustments in the Exercise Price or the number of shares or the number or kind of other securities purchasable upon exercise of this Warrant, this Warrant or any Warrant thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued by the Company.

          (b) In the event that the Company (i) issues as a dividend or other similar distribution (an "Extraordinary Dividend") on all of its then outstanding Common Stock, (A) securities of the Company of a class other than Common Stock, (B) rights, warrants or options (individually, a "Right" and collectively, the "Rights") to acquire any securities of the Company (including Common Stock) or (C) evidences of its indebtedness or assets (any securities (other than Rights) issued as an Extraordinary Dividend or issued upon exercise of any Rights issued as an Extraordinary Dividend shall be referred to as "Dividend Securities"):

               (x) this Warrant shall thereafter be exercisable for (1) the Original Amount of shares of Common Stock (subject to adjustment as herein provided), (2) such Dividend Securities and Rights as would theretofore have been issued in respect of such shares (adjusted as herein provided) had such shares been outstanding at the time of such Extraordinary Dividend; and

               (y) any Right issued as an Extraordinary Dividend shall (1) expire upon the later of (a) the original expiration date of such Right or (b) the 180th day following the exercise of this Warrant, and (2) be exercisable for the Dividend Securities issuable upon exercise of such Right.

          (c) In the event that at any time while this Warrant is outstanding, the Company shall offer to sell to all of the holders of Common Stock as a class, rights or options to purchase Common Stock or rights or options to purchase any stock or securities convertible into or exchangeable for Common Stock (such exchangeable or convertible stock or securities being herein called "Convertible Securities"), whether or not such rights or options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Company upon issuance and sale of such rights or options, plus the aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or options, plus, in the case of rights or options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of all such rights or options) shall be less than the Exercise Price in effect immediately prior to the initial sale of any such rights or options, the Company shall offer to sell to the Holder, at the price and upon the terms at which such rights or options are offered to holders of its Common Stock, such number of such rights or options as the Holder would have been entitled to purchase had the Holder exercised this Warrant immediately prior to the commencement of the offering of such rights or options.

          (d) If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section 11 are not strictly applicable or if strictly applicable would not adequately protect from dilution the exercise rights of the Holder in accordance with the intent and principles of such provisions, then the Board of Directors of the Company shall make an equitable adjustment in the application of such provisions, in accordance with such intent and principles of such provisions, so as to protect such exercise rights as aforesaid, but in no event shall such adjustment have the effect of increasing the Exercise Price.

     12.  Taxes. The issue of any stock or other certificate upon the exercise
          -----
of this Warrant shall be made without charge to the Holder for any documentary, stamp or similar tax in respect of the issue of such stock or certificate.

     13.  Valid Issuance. Company represents to Holder that this Warrant and the
          --------------
shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized by all necessary corporate actions, this Warrant has been duly executed and delivered and constitutes a legally binding agreement of the Company enforceable in accordance with the terms hereof, the Company has reserved out of its authorized and unissued shares of Common Stock a number of shares sufficient to provide for the exercise of the rights represented by this Warrant, and the shares of Common Stock issuable upon exercise of this Warrant, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

     14.  Registration Rights. The Company hereby undertakes to use its best
          -------------------
efforts to grant "piggy back" registration rights to the Holder, entitling the Holder to include in a registration statement filed by the Company with the Securities Exchange Commission the shares issuable upon exercise of this Warrant. Such rights shall be on the same terms as certain existing holders of the Company's common stock held pursuant to the Company's registration rights agreement with its investors, and may require amendment of such agreement, which amendment the Company will seek to obtain immediately following the issuance of this Warrant.

     15.  Governing Law.  This Warrant shall be governed by, construed, and
          -------------
enforced in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, Extreme Networks, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated as of: April 3, 2000



                                             EXTREME NETWORKS, INC.


                                             By:_____________________________

                              NOTICE OF EXERCISE

To: Extreme Networks, Inc.

          (1) The undersigned hereby elects to purchase ______ shares of Common Stock of Extreme Networks, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

          (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                       ________________________________
                                    (Name)



                       ________________________________
                                   (Address)


          (3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                       ________________________________
                                    (Name)



____________________                         ___________________________________
(Date)                                       (Signature)

                              FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee         Address        No. of Shares
----------------         -------        -------------










and does hereby irrevocably constitute and appoint Attorney _____________ to make such transfer on the books of Extreme Networks, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:__________________



                                             ________________________________
                                             Signature of Holder